EXHIBIT 10.1

                                  AMENDMENT #2

TO THE ASSURANCE OF DISCONTINUANCE PURSUANT TO EXECUTIVE LAW ss. 63(15) BETWEEN THE ATTORNEY GENERAL OF THE STATE OF NEW YORK AND WILLIS GROUP HOLDINGS LTD, WILLIS NORTH AMERICA INC., AND WILLIS OF NEW YORK, INC. (collectively "WILLIS") DATED APRIL 7, 2005 (hereinafter, the "Assurance") and

                                  AMENDMENT #1

TO THE STIPULATION ENTERED INTO BY THE NEW YORK INSURANCE DEPARTMENT WITH WILLIS AND CERTAIN WILLIS AFFILIATES AS SPECIFIED THEREIN (collectively "WILLIS GROUP") DATED APRIL 8, 2005 (hereinafter, the "Stipulation")

         WHEREAS, the parties recognize that part of Willis's business is to act as a managing general agent or underwriting manager for insurance carriers; and

         WHEREAS, the parties have agreed to amend the Assurance to clarify the permissible means by which Willis may act and be compensated as a managing general agent or underwriting manager;

         NOW, THEREFORE, the parties hereby agree that the Assurance shall be clarified and amended as follows:

1. Paragraph 7 of the Assurance is hereby amended, such that the following shall be added after the second sentence of Paragraph 7:

         "The parties agree that the preceding two sentences shall not apply to MGA Compensation, which Willis may receive when and to the extent it acts as an MGA.

         As used herein,

         (a) Willis shall be acting as an "MGA" when: (i) Willis has been appointed by an insurer as a managing general agent or an underwriting manager, to be the insurer's representative in connection with the management of such insurer's book of business with respect to a specific product or product line; and (ii) in such capacity, Willis (A) communicates with prospective insureds only through professional insurance brokers (including those units of Willis which act in such capacity on behalf of insureds), and (B) places all such business for such product or product line only with and for such insurer, and

         (b) "MGA Compensation" means the Compensation Willis receives from the appointing insurer as consideration for the MGA services Willis renders to such insurer."


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2.       Paragraph 9 of the Assurance is hereby amended, such that the following sentence shall be added at the conclusion thereof: "The parties agree that this Paragraph shall not apply to MGA Compensation."

3. Clause (a) of the first sentence of Paragraph 13 of the Assurance is hereby deleted, and the following shall be added in its place and stead:

         "a) the Compensation received or to be received by Willis (other than MGA Compensation),"

4. Paragraph 14 of the Assurance is hereby amended, such that the following sentence shall be added at the conclusion thereof:

         "The parties agree that this Paragraph shall not apply to MGA Compensation."

5. Other than as amended above, the Assurance shall remain in full force and effect.

6. All references in the Stipulation to the Assurance of Discontinuance shall be deemed to include this Amendment.

7.       This Amendment may be executed in counterparts.

WHEREFORE, the following signatures are affixed hereto on this ___ day of August, 2006.


ELIOT SPITZER                              HOWARD MILLS


-------------------------------------      -------------------------------------
Attorney General of the                    Superintendent of Insurance
State of New York                          New York State Insurance Department
120 Broadway, 25th Floor                   25 Beaver Street
New York, NY 10271                         New York, NY 10004

Willis Group Holdings Limited,
Willis North America Inc. and
Willis of New York, Inc. and
for purposes of the Stipulation,
on behalf of the Willis Group


By:
    ---------------------------------
    Mary E. Caiazzo
    Assistant General Counsel
    Willis Group Holdings Limited